SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is June 1, 2017.

For the MFS® Funds listed below:

MFS® COMMODITY STRATEGY FUND	MFS® GLOBAL GROWTH FUND
MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND	MFS® GLOBAL TOTAL RETURN FUND
MFS® EQUITY OPPORTUNITIES FUND	MFS® INFLATION-ADJUSTED BOND FUND
MFS® GLOBAL ALTERNATIVE STRATEGY FUND	MFS® STRATEGIC INCOME FUND
MFS® GLOBAL EQUITY FUND	MFS® UTILITIES FUND

Effective immediately, the last sentence of the third paragraph in the sub-section entitled "Organization of the Fund" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:

MFS Commodity Strategy Fund and MFS Global Alternative Strategy Fund are diversified funds.

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